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                                                                 Exhibit 10.53

                        AMENDMENT TO SERVICES AGREEMENT

THIS AMENDMENT ("Amendment") to the March 17, 2000 Services Agreement between Plug Power Inc. and General Electric Company is effective as of the 31st day of December, 2000, by and between:

(1) PLUG POWER INC. (the "Buyer"), a corporation organized and existing under the laws of Delaware and having a place of business at 968 Albany-Shaker Road, Latham, New York, 12110, USA and

(2) GENERAL ELECTRIC COMPANY (the "Seller"), a corporation organized and existing under the laws of the State of New York, U.S.A., having offices at 1 River Road, Schenectady, New York, 12345, USA. (Buyer and Seller are referred to individually herein as a "Party" and collectively as the "Parties").

       WHEREAS, Buyer and Seller entered into a Services Agreement dated March 17, 2000 ("March 17 Agreement"), under which Seller agreed to perform certain technical services and support for Buyer;

       WHEREAS, Buyer and Seller entered into an Amendment to Services Agreement dated September 18, 2000 (September 18 Amendment) that provided for Seller to act as Buyer's agent in procuring certain fuel cell equipment, parts, and components and for Seller to provide certain training services to Buyer;

       WHEREAS, the September 18 Amendment will expire on December 31, 2000 unless modified;

       WHEREAS, Buyer and Seller desire to further amend the March 17 Agreement to extend the term of the September 18 Amendment through December 31, 2001 and on an annual basis thereafter unless terminated earlier by Buyer or Seller;

       NOW, THEREFORE, in consideration of the mutual promises stated herein, the parties agree as follows:

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The September 18 Amendment shall continue and remain in full force and effect until December 31, 2001, and year-to-year thereafter, unless and until terminated by either Party pursuant to the terms therein.

Except as expressly set forth herein, this Amendment in no way alters or affects any other term of the March 17 Agreement or any amendments thereto, which otherwise remain in full force and effect.

IN WITNESS WHEREOF the Parties have caused this document to be executed by their authorized representatives on the date first above written.

SELLER                                    BUYER
GENERAL ELECTRIC COMPANY                  PLUG POWER INC.

By                                        By

     ______________________________            ______________________________

              (Signature)                                (Signature)

      _________________________                  _________________________
            (Printed Name)                              (Printed Name)

      _________________________                  _________________________
               (Title)                                     (Title)

         _________________                            _________________
               (Date)                                       (Date)

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